                                                                      EXHIBIT 24
                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                     /s/ John F. Akers
                                                    ----------------------------
                                                         John F. Akers



Dated:  March 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                    /s/ H. Furlong Baldwin
                                                    ----------------------------
                                                              H. Furlong Baldwin



Dated:  March 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                    /s/ Ronald C. Cambre
                                                    ----------------------------
                                                              Ronald C. Cambre



Dated:  March 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                    /s/ Marye Anne Fox
                                                    ----------------------------
                                                            Marye Anne Fox


Dated:  March 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                    /s/ John J. Murphy
                                                    ----------------------------
                                                               John J. Murphy



Dated:  March 6, 2003

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  The undersigned hereby appoints ROBERT M. TAROLA, MARK A. SHELNITZ, and DAVID B. SIEGEL as his true and lawful attorneys-in-fact for the purpose of signing the Annual Report on Form 10-K of W. R. GRACE & CO. for the year ended December 31, 2002, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                                    /s/ Thomas A. Vanderslice
                                                    ----------------------------
                                                         Thomas A. Vanderslice


Dated:  March 6, 2003